As filed with the Securities and Exchange Commission on February 25, 1998

                                                    Registration No. 333-_____

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM S-8
                                REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT OF 1933

                          FIRST PLACE FINANCIAL CORPORATION
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)

                NEW MEXICO                              85-0317365
      -------------------------------               ---------------------
      (State or Other Jurisdiction of                  (IRS Employer
       Incorporation or Organization)               Identification Number

                   100 EAST BROADWAY, FARMINGTON, NEW MEXICO 87401
                   -----------------------------------------------
                       (Address of Principal Executive Offices)

                          FIRST PLACE FINANCIAL CORPORATION
                     PROFIT SHARING PLAN (with 401(k) provisions)
                          FIRST PLACE FINANCIAL CORPORATION
                            NONSTATUTORY STOCK OPTION PLAN
                          FIRST PLACE FINANCIAL CORPORATION
                        SECOND NONSTATUTORY STOCK OPTION PLAN
                          FIRST PLACE FINANCIAL CORPORATION
                  THIRD STOCK OPTION PLAN FOR OFFICERS AND DIRECTORS
                  --------------------------------------------------
                              (Full Title of the Plans)

                               JAMES D. ROSE, PRESIDENT
                          FIRST PLACE FINANCIAL CORPORATION
                                  100 EAST BROADWAY
                             FARMINGTON, NEW MEXICO 87401
                       ---------------------------------------
                       (Name and Address of Agent for Service)

                                    (505) 324-9500
                       ---------------------------------------
                       (Telephone Number of Agent for Service)

                                      COPIES TO:
                                Russell P. Dawn, Esq.
                       Rothgerber, Appel, Powers & Johnson LLP
                             1200 17th Street, Suite 3000
                               Denver, Colorado  80202
                                    (303) 623-9000

                           CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                        Proposed Maximum    Proposed Maximum     Amount of
Title of Securities      Amount to be    Offering Price         Aggregate      Registration
 to be Registered         Registered       Per Share         Offering Price         Fee
Common Stock              180,000(1)       $70.00(2)         $12,600,000(2)     $3,717.00(2)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

     (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of securities to be offered or sold pursuant to the employee benefit plans described herein.

     (2) Pursuant to Rule 457(c),(h) under the Securities Act of 1933, as amended, the proposed maximum offering price per share and the proposed maximum aggregate offering price are estimated solely for purposes of calculating the registration fee based upon the average of the bid and asked price as of February 24, 1998.

                                  TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
PART II

     INFORMATION REQUIRED IN THE REGISTRATION STATEMENT. . . . . . . . . . . . . . . 1
     Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE. . . . . . . . . . . . . . . . 1
     Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS. . . . . . . . . . . . . . . 2
     Item 8.  EXHIBITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Item 9.  UNDERTAKINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (a)  RULE 415 OFFERING . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (b)  FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS
               BY REFERENCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (h)  FILING OF REGISTRATION STATEMENT ON FORM S-8. . . . . . . . . . . . . 3

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

POWER OF ATTORNEY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                      PART II

                 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents of First Place Financial Corporation (the "Company") and the First Place Financial Corporation Profit Sharing Plan (with 401(k) provisions) (the "Plan") and information are incorporated in this Registration Statement by reference:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996;

     (b) The Company's quarterly report on Form 10-Q for the three-month period ended March 31, 1997;

     (c) The Company's quarterly report on Form 10-Q for the three-month period ended June 30, 1997;

     (d) The Company's quarterly report on Form 10-Q for the three-month period ended September 30, 1997;

     (e) The Company's Proxy Statement relating to the 1997 Annual Meeting of Shareholders dated April 1, 1997;

     (f)  The Company's current report on Form 8-K dated April 25, 1997;

     (g)  The Company's current report on Form 8-K dated July 18, 1997;

     (h)  The Company's current report on Form 8-K dated October 24, 1997;

     (i)  The Company's current report on Form 8-K dated November 19, 1997;

     (j)  The Company's current report on Form 8-K dated December 5, 1997;

     (k)  The Company's current report on Form 8-K dated January 6, 1998;

     (l)  The Company's current report on Form 8-K dated January 26, 1998;

     (m) The description of the common stock of the Company, no par value, (the "Company Stock"), contained in the Company's Registration Statement on Form 8-A, File No. 0-25956, filed by the Company under Section 12 of the Exchange Act; and

     (n) The Plan's annual report on Form 11-K for the fiscal year ended December 31, 1996.

     All documents subsequently filed by the Company and the Plan with the Securities and Exchange Commission (the "Commission") pursuant to
Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing such documents. Any statement contained herein or in a document, all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Article V of the Bylaws of the Company provides that the Company shall, to the fullest extent permitted by applicable law from time to time in effect, indemnify any person who is or was a director or officer, employee or agent of the Company or is or was serving at the request of the Company as a director or officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, from and against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith.

     Section 53-11-4.1 of the New Mexico Business Corporation Act provides, among other things, that a corporation organized under the laws of New Mexico shall have the power to indemnify any person who is or was a director, officer, employee or agent against his expenses and liabilities in connection with any proceedings involving such person by reason of his being or having been such a corporate agent if such person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in such person's official capacity with the corporation, that the person's conduct was in the best interests of the corporation, or , in all other cases, at least not opposed to the corporation's best interests; and (iii) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful. In addition, a corporation shall indemnify such persons against his expenses in connection with any proceeding who, in the opinion of the board of directors, has been wholly successful in the defense of any such proceeding.

     The Company maintains directors' and officers' liability insurance which covers certain liabilities and expenses of officers and directors of the Company and covers the Company for reimbursement of payments to directors and officers in respect of such liabilities and expenses.


ITEM 8.  EXHIBITS

     The following exhibits are attached to this registration statement:

      4.1   Articles of Incorporation of Registrant*
      4.2   Bylaws of Registrant*
      5.1   Opinion of Rothgerber, Appel, Powers & Johnson LLP re: legality
      5.2 Internal Revenue Service determination letter dated October 26, 1994, regarding First Place Financial Corporation Profit Sharing Plan (with 401(k) provisions)**
     23.1   Consent of Chandler & Company LLP
     23.2   Consent of KPMG Peat Marwick LLP
     23.3   Consent of Rothgerber, Appel, Powers & Johnson LLP
     24.0 Power of Attorney (included in the signature pages of this Registration Statement)

--------------------
  * Incorporated by reference from Registrant's Registration Statement on Form S-4, dated April 18, 1995, Registration No. 33-91310.
 ** Incorporated by reference from Registrant's Registration Statement on Form S-8, dated September 27, 1996, Registration No. 33-740728.

ITEM 9.  UNDERTAKINGS

     (a)  RULE 415 OFFERING

            The Company hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                    (i) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b)  FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY
          REFERENCE

     The Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h)  FILING OF REGISTRATION STATEMENT ON FORM S-8

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington and the State of New Mexico, on this 24th day of February 1998.

                                       FIRST PLACE FINANCIAL CORPORATION


                                       By: /s/ James D. Rose
                                          -----------------------------------
                                          James D. Rose, President and
                                          Chief Operating Officer

















                                  -II-4-

                                  POWER OF ATTORNEY

Each person executing this Power of Attorney hereby appoints James D. Rose as his attorney-in-fact to (i) execute and file on behalf of First Place Financial Corporation this Registration Statement on Form S-8, (ii) execute and file any amendments to such Registration Statement, and (iii) take any other action regarding the Registration Statement as such attorney-in-fact may deem appropriate. This Power of Attorney has been signed by the persons below in the capacities indicated as of the dates indicated.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                   Position with
                               First Place Financial
         Signature                  Corporation               Date
         ---------             ---------------------          ----

/s/ Robert S. Culpepper    Chairman and Director         February 24, 1998
-------------------------
Robert S. Culpepper


/s/ J. Gregory Merrion     Vice Chairman and Director    February 24, 1998
-------------------------
J. Gregory Merrion


/s/ Richard I. Ledbetter   Director and CEO              February 24, 1998
-------------------------
Richard I. Ledbetter


/s/ James D. Rose          Director, President and       February 24, 1998
-------------------------  Chief Operating Officer
James D. Rose


/s/ James C. Bradley       Secretary and Treasurer       February 24, 1998
-------------------------
James C. Bradley


/s/ Robert M. Goodman      Director, Executive Vice      February 24, 1998
-------------------------  President
Robert M. Goodman


/s/ Roy L. Owen            Director                      February 24, 1998
-------------------------
Roy L. ("Bunky") Owen


/s/ Jack M. Morgan         Director                      February 24, 1998
-------------------------
Jack M. Morgan


/s/ Ben Heikkinen          Director                      February 24, 1998
-------------------------
Ben Heikkinen

                           Director                      February 24, 1998
-------------------------
Tom Bolack





                                  -II-5-

/s/ Thomas C. Taylor       Director                      February 24, 1998
-------------------------
Thomas C. Taylor

/s/ Marlo L. Webb          Director                      February 24, 1998
-------------------------
Marlo L. Webb





















                                  -II-6-

                                    EXHIBIT INDEX


Exhibit No.                     Description                            Page No.
-----------                     -----------                            --------

      4.1   Articles of Incorporation of Registrant                        *
      4.2   Bylaws of Registrant                                           *
      5.1   Opinion of Rothgerber, Appel, Powers & Johnson LLP
            re: legality
      5.2   Internal Revenue Service determination letter dated
            October 26, 1994, regarding First Place Financial
            Corporation Profit Sharing Plan (with 401(k) provisions)       **
     23.1   Consent of Chandler & Company LLP
     23.2   Consent of KPMG Peat Marwick LLP
     23.3   Consent of Rothgerber, Appel, Powers & Johnson LLP
     24.0 Power of Attorney (included in the signature pages to this Registration Statement)

--------------------
  * Incorporated by reference from Registrant's Registration Statement on Form S-4, dated April 18, 1995, Registration No. 33-91310.
 ** Incorporated by reference from Registrant's Registration Statement on Form S-8, dated September 27, 1996, Registration No. 33-740728.











                                  -II-7-